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                                  EXHIBIT 21.01

                   VALERO ENERGY CORPORATION AND SUBSIDIARIES
                             AS OF FEBRUARY 1, 2005

             NAME OF ENTITY                  STATE OF INCORPORATION/ORGANIZATION
             --------------                  -----------------------------------
585043 ONTARIO LIMITED                              Ontario
AUTOTRONIC SYSTEMS, INC.                            Delaware
BIG DIAMOND, INC.                                   Texas
BIG DIAMOND NUMBER 1, INC.                          Texas
CANADIAN ULTRAMAR COMPANY                           Nova Scotia
COLONNADE ASSURANCE LIMITED                         Bermuda
COLONNADE VERMONT INSURANCE COMPANY                 Vermont
COLORADO REFINING COMPANY                           Colorado
DIAMOND OMEGA COMPANY, L.L.C.                       Delaware
DIAMOND SECURITY SYSTEMS, INC.                      Delaware
DIAMOND SHAMROCK ARIZONA, INC.                      Delaware
DIAMOND SHAMROCK BOLIVIANA, LTD.                    California
DIAMOND SHAMROCK REFINING AND MARKETING             Delaware
           COMPANY
DIAMOND SHAMROCK REFINING COMPANY, L.P.             Delaware
DIAMOND SHAMROCK STATIONS, INC.                     Delaware
DIAMOND UNIT INVESTMENTS, L.L.C.                    Delaware
DSRM NATIONAL BANK                                  U.S.A.
EMERALD MARKETING, INC.                             Texas
EMERALD PIPE LINE CORPORATION                       Delaware
HUNTWAY REFINING COMPANY                            Delaware
INTEGRATED PRODUCT SYSTEMS, INC.                    Delaware
NATIONAL CONVENIENCE STORES INCORPORATED            Delaware
NATIONAL MONEY ORDERS INCORPORATED                  Texas
OCEANIC TANKERS AGENCY LIMITED                      Quebec
PETRO/CHEM ENVIRONMENTAL SERVICES, INC.             Delaware
RIVERWALK LOGISTICS, L.P.                           Delaware
ROBINSON OIL COMPANY (1987) LIMITED                 Nova Scotia
SCHEPPS FOOD STORES, INC.                           Texas
SHAMROCK VENTURES, LTD.                             Bermuda
SIGMOR BEVERAGE, INC.                               Texas
SIGMOR CORPORATION                                  Delaware
SIGMOR NUMBER 5, INC.                               Texas
SIGMOR NUMBER 43, INC.                              Texas
SIGMOR NUMBER 79, INC.                              Texas
SIGMOR NUMBER 80, INC.                              Texas
SIGMOR NUMBER 103, INC.                             Texas
SIGMOR NUMBER 105, INC.                             Texas
SIGMOR NUMBER 119, INC.                             Texas
SIGMOR NUMBER 125, INC.                             Texas
SIGMOR NUMBER 140, INC.                             Texas
SIGMOR NUMBER 156, INC.                             Texas
SIGMOR NUMBER 170, INC.                             Texas
SIGMOR NUMBER 178, INC.                             Texas
SIGMOR NUMBER 181, INC.                             Texas
SIGMOR NUMBER 196, INC.                             Texas
SIGMOR NUMBER 206, INC.                             Texas

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
SIGMOR NUMBER 232, INC.                             Texas
SIGMOR NUMBER 238, INC.                             Texas
SIGMOR NUMBER 239, INC.                             Texas
SIGMOR NUMBER 259, INC.                             Texas
SIGMOR NUMBER 363, INC.                             Texas
SIGMOR NUMBER 422, INC.                             Texas
SIGMOR NUMBER 605, INC.                             Texas
SIGMOR NUMBER 606, INC.                             Texas
SIGMOR NUMBER 611, INC.                             Texas
SIGMOR NUMBER 613, INC.                             Texas
SKIPPER BEVERAGE COMPANY, INC.                      Texas
STOP 'N GO MARKETS OF TEXAS, INC.                   Texas
SUNSHINE BEVERAGE COMPANY                           Texas
TEXAS SUPER DUPER MARKETS, INC.                     Texas
THE SHAMROCK PIPE LINE CORPORATION                  Delaware
TOC-DS COMPANY                                      Delaware
TPI PETROLEUM, INC.                                 Michigan
TPI PIPELINE CORPORATION                            Michigan
UDS CAPITAL I                                       Delaware
UDS CAPITAL II                                      Delaware
UDS FUNDING I, L.P.                                 Delaware
UDS LOGISTICS, LLC                                  Delaware
ULTRAMAR ACCEPTANCE INC.                            Canada
ULTRAMAR D.S., INC.                                 Texas
ULTRAMAR ENERGY INC.                                Delaware
ULTRAMAR INC.                                       Nevada
ULTRAMAR LTEE / ULTRAMAR LTD.                       Canada
ULTRAMAR SERVICES INC.                              Canada
VALERO ARUBA ACQUISITION COMPANY I, LTD.            Virgin Islands (U.K.)
VALERO ARUBA FINANCE INTERNATIONAL, LTD.            Virgin Islands (U.K.)
VALERO ARUBA HOLDING COMPANY N.V.                   Aruba
VALERO ARUBA HOLDINGS INTERNATIONAL, LTD.           Virgin Islands (U.K.)
VALERO ARUBA MAINTENANCE/OPERATIONS                 Aruba
           COMPANY N.V.
VALERO BONAIRE FUELS COMPANY N.V.                   Bonaire
VALERO CANADA FINANCE, INC.                         Delaware
VALERO CANADA L.P.                                  Newfoundland
VALERO CAPITAL CORPORATION                          Delaware
VALERO CARIBBEAN SERVICES COMPANY                   Delaware
VALERO CHOPS GP, L.L.C.                             Delaware
VALERO CHOPS I, L.P.                                Delaware
VALERO CHOPS II, L.P.                               Delaware
VALERO CLAIMS MANAGEMENT, INC.                      Texas
VALERO COKER CORPORATION ARUBA N.V.                 Aruba
VALERO CORPORATE SERVICES COMPANY                   Delaware
VALERO CUSTOMS & TRADE SERVICES, INC.               Delaware
VALERO DIAMOND, L.P.                                Texas
VALERO DIAMOND METRO, INC.                          Michigan
VALERO ENERGY ARUBA I COMPANY                       Cayman Islands
VALERO ENERGY ARUBA II COMPANY                      Cayman Islands
VALERO ENERGY CORPORATION (parent)                  Delaware
VALERO FINANCE L.P. I                               Newfoundland
VALERO FINANCE L.P. II                              Newfoundland
VALERO FINANCE L.P. III                             Newfoundland
VALERO GP, LLC                                      Delaware

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
VALERO HOLDINGS, INC.                               Delaware
VALERO JAVELINA, INC.                               Delaware
VALERO JAVELINA, L.P.                               Delaware
*VALERO L.P.                                        Delaware
VALERO MARKETING & SUPPLY-ARUBA N.V.                Aruba
VALERO MARKETING AND SUPPLY COMPANY                 Delaware
VALERO NATURAL GAS PIPELINE COMPANY                 Delaware
VALERO OMEGA COMPANY, L.L.C.                        Delaware
VALERO PRODUCING COMPANY                            Delaware
VALERO REFINING AND MARKETING COMPANY               Delaware
VALERO REFINING COMPANY-ARUBA N.V.                  Aruba
VALERO REFINING COMPANY-CALIFORNIA                  Delaware
VALERO REFINING COMPANY-LOUISIANA                   Delaware
VALERO REFINING COMPANY-NEW JERSEY                  Delaware
VALERO REFINING-NEW ORLEANS, L.L.C.                 Delaware
VALERO REFINING-TEXAS, L.P.                         Texas
VALERO SERVICES, INC.                               Delaware
VALERO ULTRAMAR HOLDINGS INC.                       Delaware
VALERO UNIT INVESTMENTS, L.L.C.                     Delaware
VALLEY SHAMROCK, INC.                               Texas
VMGA COMPANY                                        Texas
XCEL PRODUCTS COMPANY, INC.                         Texas

* Valero owns about 46% of Valero L.P., which includes the 2% general partner interest. See Note 9 of Notes to Consolidated Financial Statements.

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